SELECTED STATEMENTS OF OPERATIONS DATA (Financial Expenses, Net) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial Income:
Interest income	$ 170	$ 49	$ 15
Foreign currency exchange gain	193	36	77
Financial Income	363	85	92
Financial expenses:
Interest and bank charges	(40)	(117)	(108)
Foreign currency exchange gain	(655)	(259)	(298)
Other expense	(695)	(376)	(406)
Financial expenses, net	$ (332)	$ (291)	$ (314)